Prepaid Expenses and Other Current Assets - Summary of Prepaid Expenses and Other Current Assets (Detail) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
Prepaid Expense and Other Assets, Current [Abstract]
Prepaid deposits for inventory and molds	$ 1,839	$ 2,428
Prepaid royalties, net	6,115	25,079
Assets held-for-sale	1,682	8,694
Other prepaid expenses and current assets	30,306	13,873
Prepaid expenses and other current assets	$ 39,942	$ 50,074